UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

Wake Forest Bancshares, Inc.
 (Exact name of registrant as specified in its charter)

United States	000-25999	56-2131079
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 South Brooks Street, Wake Forest, North Carolina	27587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-556-5146

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 23, 2008, Wake Forest Bancshares, Inc. announced earnings for its quarter ended December 31, 2007. A copy of the press release dated January 23, 2008, describing its quarter earnings is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	The following exhibit is furnished with this Report:

Exhibit No.	Description
99.1	Press release issued by Wake Forest Bancshares, Inc. on January 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAKE FOREST BANCSHARES, INC.

By: /s/ Robert C. White
Name: Robert C. White
Title: President, Chief Executive Officer and
Chief Financial Officer

Date: January 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 23, 2008.